UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 9, 2006

(Date of earliest event reported)

FileNet Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15997	95-3757924
(Commission File Number)	(IRS Employer Identification No.)

3565 Harbor Boulevard Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

(714) 327-3400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 9, 2006, FileNet Corporation, a Delaware corporation (“FileNet”), International Business Machines Corporation, a New York corporation (“IBM”), and Nassau Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of IBM (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, IBM will acquire FileNet for a purchase price of $35 per share, in cash (the “Merger Consideration”), and Merger Sub will merge with and into FileNet (the “Merger”) with FileNet continuing as the surviving corporation and a wholly-owned subsidiary of IBM. The completion of the Merger is subject to several conditions, including the approval of FileNet’s stockholders, the absence of any material adverse effect on FileNet’s business and applicable regulatory approvals.

On August 9, 2006, FileNet Corporation and Computershare Trust Co., N.A., as Rights Agent, entered into an amendment (the “Rights Agreement Amendment”) to FileNet’s Rights Agreement dated November 4, 1988 (the “Rights Agreement”). The effect of the Rights Agreement Amendment is to permit the execution of the Merger Agreement and the performance and consummation of the transactions contemplated by the Merger Agreement, including the Merger, without triggering the separation or exercise of the Rights (as defined in the Rights Agreement) or any adverse event under the Rights Agreement.

The foregoing descriptions of the Merger Agreement and the Rights Agreement Amendment are qualified in their entirety by reference to the Merger Agreement and the Rights Agreement Amendment attached as Exhibits 2.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about FileNet or IBM. The Merger Agreement contains representations and warranties of each of FileNet, IBM and Merger Sub made to the other parties to the Merger Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 3.03 Material Modification to Rights of Security Holders.

See disclosure under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of August 9, 2006, by and among FileNet Corporation, International Business Machines Corporation and Nassau Acquisition Corp.

4.1	Amendment to Rights Agreement, dated as of August 9, 2006 by and between FileNet Corporation and Computershare Trust Co., N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILENET CORPORATION

Date: August 10, 2006	By:	/s/ Philip C. Maynard
Philip C. Maynard Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of August 9, 2006, by and among FileNet Corporation, International Business Machines Corporation and Nassau Acquisition Corp.

4.1	Amendment to Rights Agreement, dated as of August 9, 2006, by and between FileNet Corporation and Computershare Trust Co., N.A.